UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2015

ALBEMARLE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	001-12658 (Commission File Number)	54-1692118 (I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (225) 388-8011

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 12, 2015, Albemarle Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that the Company had completed its acquisition of Rockwood Holdings, Inc. (“Rockwood”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to incorporate Rockwood’s audited financial statements as of December 31, 2013 and 2012 and for the three years ended December 31, 2013 and unaudited interim financial statements, and unaudited pro forma financial information of the Company, which were omitted from the Original Form 8-K in accordance with Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.  No other changes are being made to the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of Rockwood as of December 31, 2013 and December 31, 2012, and for fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, that are contained in Rockwood’s Annual Report on Form 10-K, filed on March 4, 2014 (File No. 001-32609), are hereby incorporated herein by reference.

The unaudited interim financial statements of Rockwood for the fiscal quarter ended September 30, 2014, filed November 7, 2014, that are contained in Rockwood’s Quarterly Report on Form 10-Q (File No. 001-32609), are hereby incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of September 30, 2014 and unaudited pro forma condensed combined statements of income of the Company for the nine months ended September 30, 2014 and the year ended December 31, 2013, that are contained in Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on November 7, 2014 (File No. 001-12658), are hereby incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
3.2	Albemarle Corporation Amended and Restated Bylaws, effective January 12, 2015 (previously filed as Exhibit 3.2 to the Original Form 8-K and incorporated herein by reference).
4.1
Second Supplemental Indenture, dated as of January 12, 2015, among Albemarle Corporation, Rockwood Specialties Group, Inc. and Wells Fargo Bank, National Association, as trustee (previously filed as Exhibit 4.1 to the Original Form 8-K and incorporated herein by reference).

99.1	Press Release dated January 12, 2015 (previously filed as Exhibit 99.1 to the Original Form 8-K and incorporated herein by reference).
99.2
Audited consolidated financial statements of Rockwood as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013 (incorporated by reference to Rockwood’s Annual Report on Form 10-K, filed on March 4, 2014 (File No. 001-32609)).

99.3
Unaudited condensed consolidated financial statements of Rockwood as of September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013 (incorporated by reference to Rockwood’s Quarterly Report on Form 10-Q, filed on November 7, 2014 (File No. 001-32609))

99.4
Unaudited pro forma condensed combined financial statements of the Company as of September 30, 2014 and unaudited pro forma condensed combined statements of income of the Company for the nine months ended September 30, 2014 and the year ended December 31, 2013 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on November 7, 2014 (File No. 001-12658)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION
Date: March 26, 2015	By:	/s/ Karen G. Narwold
Karen G. Narwold
Senior Vice President, General Counsel, Corporate and Government Affairs, Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
3.2	Albemarle Corporation Amended and Restated Bylaws, effective January 12, 2015 (previously filed as Exhibit 3.2 to the Original Form 8-K and incorporated herein by reference).
4.1
Second Supplemental Indenture, dated as of January 12, 2015, among Albemarle Corporation, Rockwood Specialties Group, Inc. and Wells Fargo Bank, National Association, as trustee (previously filed as Exhibit 4.1 to the Original Form 8-K and incorporated herein by reference).

99.1	Press Release dated January 12, 2015 (previously filed as Exhibit 99.1 to the Original Form 8-K and incorporated herein by reference).
99.2
Audited consolidated financial statements of Rockwood as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013 (incorporated by reference to Rockwood’s Annual Report on Form 10-K, filed on March 4, 2014 (File No. 001-32609)).

99.3
Unaudited condensed consolidated financial statements of Rockwood as of September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013 (incorporated by reference to Rockwood’s Quarterly Report on Form 10-Q, filed on November 7, 2014 (File No. 001-32609))

99.4
Unaudited pro forma condensed combined financial statements of the Company as of September 30, 2014 and unaudited pro forma condensed combined statements of income of the Company for the nine months ended September 30, 2014 and the year ended December 31, 2013 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on November 7, 2014 (File No. 001-12658)).